THIS DOCUMENT CONSTITUTES PART OF THE PROSPECTUS COVERING
                      SECURITIES THAT HAVE BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933








                       STOCK OPTION PLAN FOR UNAFFILIATED

                    DIRECTORS OF MUSICLAND STORES CORPORATION


   Effective  November 29, 1988 as amended  January 1, 1991, as amended  January
       22, 1992, as amended January 25, 1993, and as amended June 12, 1997

                       STOCK OPTION PLAN FOR UNAFFILIATED

                    DIRECTORS OF MUSICLAND STORES CORPORATION



                                Table of Contents

  SECTION 1.  Purpose of the Plan; Definitions                             1


  SECTION 2.  Shares of Common Stock Subject to the  Plan                  2


  SECTION 3.  Administration of the Plan                                   2


  SECTION 4.  Eligible Participants                                        3


  SECTION 5.  Grant of Stock Options                                       3


  SECTION 6.  Terms and Conditions of Stock Options                        4


  SECTION 7.  Antidilution Adjustments                                     5


  SECTION 8.  General Provisions                                           5


  SECTION 9.  Amendment and Discontinuation                                6


  SECTION 10.  Unfunded Status of the Plan                                 6


  SECTION 11.  Delivery of Stock Certificates                              6


  SECTION 12.  Applicable Restrictions on Common Stock                     7


  SECTION 13.  Effective Date and Duration of the  Plan                    7

                       STOCK OPTION PLAN FOR UNAFFILIATED

                    DIRECTORS OF MUSICLAND STORES CORPORATION


SECTION 1. Purpose of the Plan; Definitions.

     (a) The purpose of Musicland Stores Corporation Directors Stock Option Plan (the "Plan") is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate and retain directors with experience and ability by providing directors with a proprietary interest in the Company.

     (b) For purposes of the Plan, the following terms shall have the meanings set forth below:

     (i) "Board of Directors" means the Board of Directors of the Company.

     (ii) "Code" means the Internal Revenue Code of 1986, as amended.

     (iii) "Common Stock" means the common stock (par value $.01) of Musicland Stores Corporation.

     (iv) "Company" means Musicland Stores Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

     (v) "Disability" means the inability of a director to perform the services normally rendered by such director due to any physical or mental impairment that can be expected to be of either permanent or indefinite duration as determined on the basis of appropriate medical evidence.

     (vi) "Fair Market Value" as of any date means, during any time when the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Board of Directors in good faith (which determination shall be conclusive) and, during any time when the Common Stock is publicly traded, the closing price of the Common Stock on the last trading day immediately preceding such date (as reported by a national stock exchange or quoted on NASDAQ), or if no sale was made on such trading day, the closing market price on the first preceding trading day on which there was a sale.

     (vii) "Operating Company" means the Company's operating subsidiary, The Musicland Group, Inc., a corporation organized under the laws of the State of Delaware.


                                       1.

         (viii) "Participant' means any Director of the Company who is an eligible participant as defined in Section 4 of the Plan.

         (ix) "Stock Option" means any option to purchase shares of Common Stock granted hereunder and all such options shall be nonqualified options not entitled to special tax treatment under Section 422A of the Code.

         (x) "Vested" means that the time has been reached when any portion of a Stock Option, including the shares purchased pursuant to exercise of a Stock Option, is no longer subject to the forfeiture provisions contained in Section 6 herein.


SECTION 2. Shares of Common Stock Subject to the Plan.

         (a) Subject to the provisions of Section 7 herein, the aggregate number of shares of Common Stock that are reserved and available for distribution under this Plan pursuant to the exercise of Stock Options granted hereunder shall not exceed 200,000 shares. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

         (b) If any shares that have been optioned hereunder cease to be subject to such Stock Option because of termination or forfeiture of the Stock Option before or after its exercise, then such shares shall again be available for distribution in connection with future awards under the Plan.


SECTION 3. Administration of the Plan.

         (a) The Plan shall be administered by the Board of Directors, either as a whole or by a designated committee thereof (hereafter the administrating body whether it be the Board of Directors as a whole or a committee thereof is referred to as the "Committee").

         (b) The Committee shall have the power to interpret the Plan and, subject to its provisions, to prescribe, amend and rescind rules and to make all other determinations necessary for the Plan's administration. All actions taken by the Committee in the administration and interpretation of the Plan shall be final and binding on all concerned.

         (c) Pursuant to the provisions of this Plan, the Committee will exercise no discretion in determining the amount and price of options to be awarded pursuant to the Plan or the timing of such awards.

                                       2.

SECTION 4. Eligible Participants.

         Only "Unaffiliated Directors", defined as those members of the Board of Directors who are not employed by the Company or Operating Company or any of their Subsidiaries, or by Primerica Corporation, Donaldson, Lufkin & Jenrette, Inc. (including its affiliates), The Equitable Life Assurance Society of the United States, Equitable Deal Flow Fund, L.P., Acadia Partners, L.P., or any successor institutional equity investor, are eligible to participate in the Plan.


SECTION 5. Grant of Stock Options.

         (a) Each Unaffiliated Director as of January 22, 1992 shall have received a grant as of November 29, 1988, said grant effective on January 31, 1989, of a Stock Option to purchase 60,000 shares of Common Stock at an exercise price of $2.50 per share.

         (b) Each Unaffiliated Director who commenced service as a Director after January 22, 1992 but prior to February 1, 1993 shall have received a grant of a Stock Option to purchase 10,000 shares of Common Stock, said grant effective thirty days after the Unaffiliated Director's service as a Director commenced. The exercise price of each such grant is the Fair Market Value of the Common Stock as of the effective date of the grant.

         (c) Each Unaffiliated Director who commenced service as a Director on or after February 1, 1993 but prior to June 12, 1997 shall have received a grant of a Stock Option to purchase 5,000 shares of Common Stock, said grant to be effective thirty days after the Unaffiliated Director's service as a Director commenced. The exercise price of each such grant is the Fair Market Value of the Common Stock as of the effective date of the grant.

         (d) At any time which is prior to February 1, 1993 that all grants under this Plan to an Unaffiliated Director (who was still serving on the Board) shall have become fully Vested, and subject to the availability of shares under
Section 2 above, the Unaffiliated Director shall have received a new grant of a Stock Option to purchase 10,000 shares of Common Stock. The exercise price of each such grant is the Fair Market Value of the Common Stock as of the date of the grant.





                                       3.

         (e) Effective June 12, 1997 and subject to the availability of shares under Section 2 above, each Unaffiliated Director then serving shall receive an annual grant of a Stock Option to purchase 3,000 shares of Common Stock. The first such grant shall be effective June 12, 1997, and each annual grant thereafter shall be effective January 1st of each year. The exercise price of all such grants shall be the Fair Market Value of the Common Stock as of the effective date of the grant.


SECTION 6. Terms and Conditions of Stock Options.

     (a) Any Stock Option granted hereunder may not be exercised for a period of six months after the effective date of the grant and thereafter shall become immediately exercisable in its entirety, whether Vested or not, subject to forfeiture as provided below.

     (b) Any Stock Option hereunder granted prior to June 12, 1997, whether exercised or not, shall become Vested in five equal installments on the first, second, third, fourth and fifth anniversaries of the effective date of the grant. Any Stock Option granted on or after June 12, 1997 shall become Vested in its entirety six months after the effective date of the grant.

     (c) The unexercised Vested portion of any Stock Option granted hereunder will expire upon the earliest of:

     (i) ten years after the effective date of the grant;

     (ii) one year after the death or Disability (as determined by the Board of Directors) of Participant occurring while serving as a member of the Board of Directors;

     (iii) three months after the Participant's resignation from the Board of Directors (or failure to stand for reelection), if such resignation was due to a possible conflict of interest, failing health of the Participant or a Participant's family member or any other significant personal circumstance; or

     (iv) immediately upon the effective date of termination of the service of the Participant as a Director for any other reason, including the removal of the Director by the Company's stockholders.




                                       4.

         (d) Any unexercised or exercised portion of a Stock Option granted hereunder which is not Vested shall be forfeited upon the termination of the service of the Participant as a Director for any reason. In the case of an exercised Stock Option such forfeiture shall be at the option of the Company. A Participant who exercises all or any portion of a Stock Option that is not Vested shall agree to sell, at the Company's option, the shares purchased thereunder back to the Company at the exercise price paid by the Participant. The Participant shall also agree that until the Stock Option is vested with respect to any shares purchased thereunder, said shares will not be transferred, sold, assigned, pledged or hypothecated.

         (e) Stock Options granted hereunder are not transferable other than by will or by the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant or by his/her guardian or legal representative.

         (f) Shares purchased upon the exercise of a Stock Option, or portion thereof, granted hereunder must be paid for in full at the time of exercise in cash or, in whole or in part, in shares of the Company's Common Stock (valued at Fair Market Value as of the date of exercise) which have been owned by the Participant for at least six months.


SECTION 7. Antidilution Adjustments.

         At or after the time of grant, the Committee may determine any equitable adjustments that are to be made in the number and kind of shares covered by the Stock Options granted hereunder and in the exercise price of such Stock Options in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any change in the corporate structure or shares of the Company where such adjustment would be appropriate. In the event of any such change, the aggregate number and kind of shares available under the Plan pursuant to Section 2 herein shall also be appropriately adjusted.


SECTION 8. General Provisions.

         (a) Nothing in this Plan or in any instrument executed pursuant to this Plan will be deemed to confer upon any Participant any right to continue as a member of the Board of Directors.

         (b) Each Stock Option granted hereunder shall be evidenced by a written Stock Option Agreement dated as of the date of grant and executed by the Company and by the Participant.


                                       5.

         (c) No Participant, or anyone claiming under or through a Participant, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan, or subject to any unexercised Stock Option granted under the Plan, except as to such shares of Common Stock, if any, as may have been actually issued or transferred to such Participant.


SECTION 9. Amendment and Discontinuation.

         (a) The Board of Directors may, in its discretion, amend, suspend, or discontinue the Plan at any time, provided that, without the approval of the Company's stockholders, no amendment may be made which:

         (i     increases the maximum number of shares available under the Plan;

         (ii)     materially increases the benefits accruing to Participants;

         (iii)    changes the class of persons eligible to participate; or

         (iv)     amends this provision requiring stockholder approval.

         (b) Notwithstanding the foregoing to the contrary, no amendment or discontinuance may adversely affect, except with the consent of the holder, any outstanding Stock Option and an amendment of the formula provisions of the Plan may not be made more than once every six months, unless necessary to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.


SECTION 10.  Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any grants hereunder nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


SECTION 11. Delivery of Stock Certificates.

         The Company shall not be required to issue or deliver any certificates for shares of Common Stock purchased upon the exercise of any Stock Option, or portion thereof, granted hereunder prior to the fulfillment of all of the following conditions:


                                       6.

     (a) Payment in full for the shares;

     (b) The completion of any registration or other qualification of such shares under any federal or state laws or under the rulings or regulations of the Securities and Exchange Commission ("SEC") or any other regulating body which the Committee in its sole discretion shall deem necessary or advisable;

     (c) The admission of such shares to listing on all stock exchanges on which the Common Stock is so listed;

     (d) In the event the Common Stock is not registered under the Securities Act of 1933, qualification of the exercise of the Stock Option as a private placement under said Act; and

     (e) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable.


SECTION 12.  Applicable Restrictions on Common Stock.

     (a) Shares of Common Stock purchased upon the exercise of any Stock Option may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law.

     (b) Said shares of Common Stock shall include any restrictive legends the Committee may deem appropriate to include.


SECTION 13.  Effective Date and Duration of the Plan.

         This Plan, as approved by the Company's stockholders, became effective as of November 29, 1988. No Stock Option may be granted under the Plan on or after November 29, 1998, or after such earlier termination of the Plan as may be determined by the Board of Directors, but Stock Options theretofore granted may extend beyond such date.






                                       7.